Exhibit 24.1

POWER OF ATTORNEY

          Each of the undersigned Directors of PG&E Corporation (the “Corporation”) hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his or her attorneys in fact with full power of substitution and resubstitution to sign in his or her capacity as such Director of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance up to 20 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

          Each of the undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents this 15th day of December, 2004.

DAVID R. ANDREWS David R. Andrews	ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.

LESLIE S. BILLER Leslie S. Biller	DAVID M. LAWRENCE, M.D. David M. Lawrence, MD

DAVID A. COULTER David A. Coulter	MARY S. METZ Mary S. Metz

C. LEE COX C. Lee Cox	BARRY LAWSON WILLIAMS Barry Lawson Williams

POWER OF ATTORNEY

          PETER A. DARBEE, the undersigned, Director and President and Chief Executive Officer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as a Director and as President and Chief Executive Officer (principal executive officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance up to 20 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 27th day of October, 2005.

PETER A. DARBEE Peter A. Darbee

POWER OF ATTORNEY

          CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Treasurer of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance up to 20 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 27th day of October, 2005.

CHRISTOPHER P. JOHNS Christopher P. Johns

POWER OF ATTORNEY

          G. ROBERT POWELL, the undersigned, Vice President and Controller of PG&E Corporation (the “Corporation”), hereby constitutes and appoints LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M. HAYES, and each of them, as his attorneys in fact with full power of substitution and resubstitution, to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller (principal accounting officer) of said Corporation:

(A)

a Registration Statement to be filed with the Securities and Exchange Commission relating to the issuance up to 20 million shares of the Corporation’s common stock pursuant to the PG&E Corporation Long-Term Incentive Plan, and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

          The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents this 27th day of October, 2005.

G. ROBERT POWELL G. Robert Powel